EXHIBIT (16)

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                       MONARCH GOVERNMENT CASH - UNIVERSAL

Note:  All performance is for the period ended:           8/31/97

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               T = ({{[((ERV/P)-1)(1-S)-S](1-R) R}+1}1/n)-1

                  where:            T = average annual total return
                                    P = initial payment of $1,000
                                    n = number of years
                                    ERV = ending redeemable value of the initial
                                    payment at the end of the period S = Maximum
                                    initial sales charge R = Maximum  redemption
                                    charge  (calculated  based on _______)(i.e.,
                                    lower  of  purchase   amount  or  redemption
                                    amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        2/3        1/12        1/4         1/2          1           3           5          10         4.84
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV       1036.40     1004.60    1013.80     1027.60     1054.90     1178.20        -          -        1254.20
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)        5.52       5.60        5.59        5.55        5.49        5.62         -          -          4.79
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where:                     C  =   cumulative   total   return   of  the
                                    investment  over  the  specified  period
                                    T = average  annual total return (see above)
                                    P = initial  payment  of  $1,000
                                    n =  number  of years
                                    ERV = ending  redeemable  value of the
                                    initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        2/3        1/12        1/4         1/2          1           3           5          10         4.84
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV       1036.40     1004.60    1013.80     1027.60     1054.90     1178.20        -          -        1254.20
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)        3.64        .46        1.38        2.76        5.49       17.82         -          -         25.42
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
          N/A                     N/A                    N/A                    N/A                     N/A
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                           N/A                                                        N/A
----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------
----------------------------- ----------------------------- ---------------------------- ----------------------------
            N/A                           N/A                           N/A                          N/A
----------------------------- ----------------------------- ---------------------------- ----------------------------

                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                     MONARCH GOVERNMENT CASH - INSTITUIONAL

Note:  All performance is for the period ended:           8/31/97

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               T = ({{[((ERV/P)-1)(1-S)-S](1-R)-R}+1}1/n)-1

                  where:            T = average annual total return
                                    P = initial payment of $1,000
                                    n = number of years
                                    ERV = ending redeemable value of the initial
                                    payment at the end of the period S = Maximum
                                    initial sales charge R = Maximum  redemption
                                    charge  (calculated  based on _______)(i.e.,
                                    lower  of  purchase   amount  or  redemption
                                    amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/ redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        2/3        1/12        1/4         1/2          1           3           5          10         4.13
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV       1033.70     1004.30    1012.80     1025.60     1050.60     1165.40        -          -        1236.80
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)        5.10       5.20        5.19        5.14        5.06        5.23         -          -          4.48
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where:                     C  =   cumulative   total   return   of  the
                                    investment  over  the  specified  period
                                    T = average  annual total return (see above)
                                    P = initial  payment  of  $1,000
                                    n =  number  of  years
                                    ERV = ending  redeemable  value of the
                                    initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        2/3        1/12        1/4         1/2          1           3           5          10         4.13
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV       1033.70     1004.30    1012.80     1025.60     1050.60     1165.40        -          -        1236.80
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)        3.37        .43        1.28        2.56        5.06       16.54         -          -         23.68
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
          N/A                     N/A                    N/A                    N/A                     N/A
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                           N/A                                                        N/A
----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------
----------------------------- ----------------------------- ---------------------------- ----------------------------
            N/A                           N/A                           N/A                          N/A
----------------------------- ----------------------------- ---------------------------- ----------------------------








                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                             MONARCH CASH- UNIVERSAL

Note:  All performance is for the period ended:           8/31/97

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               T = ({{[((ERV/P)-1)(1-S)-S](1-R)-R}+1}1/n)-1

                  where:            T = average annual total return
                                    P = initial payment of $1,000
                                    n = number of years
                                    ERV = ending redeemable value of the initial payment at the end of the period
                                    S = Maximum initial sales charge
                                    R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/ redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        2/3        1/12        1/4         1/2          1           3           5          10         4.75
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV       1036.30     1004.60    1013.90     1027.60     1054.30     1176.60        -          -        1250.70
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)        5.50       5.65        5.65        5.56        5.43        5.57         -          -          4.82
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where:                     C  =   cumulative   total   return   of  the
                                    investment  over  the  specified  period
                                    T = average  annual total return (see above)
                                    P = initial  payment  of  $1,000
                                    n =  number  of years
                                    ERV = ending  redeemable  value of the
                                    initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        2/3        1/12        1/4         1/2          1           3           5          10         4.75
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV       1036.30     1004.60    1013.90     1027.60     1054.30     1176.60        -          -        1250.70
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)        3.63        .46        1.39        2.76        5.43       17.66         -          -         25.07
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
          N/A                     N/A                    N/A                    N/A                     N/A
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                           N/A                                                        N/A
----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------
----------------------------- ----------------------------- ---------------------------- ----------------------------
            N/A                           N/A                           N/A                          N/A
----------------------------- ----------------------------- ---------------------------- ----------------------------








                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                          MONARCH CASH - INSTITUTIONAL

Note:  All performance is for the period ended:           8/31/97

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               T = ({{[((ERV/P)-1)(1-S)-S](1-R)-R}+1}1/n)-1

                  where:            T = average annual total return
                                    P = initial payment of $1,000
                                    n = number of years
                                    ERV = ending redeemable value of the initial payment at the end of the period
                                    S = Maximum  initial sales charge
                                    R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/ redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        2/3        1/12        1/4         1/2          1           3           5          10         4.13
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV       1033.70     1004.30    1012.80     1025.60     1050.70     1166.00        -          -        1235.60
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)        5.10       5.24        5.20        5.15        5.07        5.25         -          -          4.55
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where:                     C  =   cumulative   total   return   of  the
                                    investment  over  the  specified  period
                                    T = average  annual total return (see above)
                                    P = initial  payment  of  $1,000
                                    n = number  of years
                                    ERV = ending  redeemable  value of the
                                    initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        2/3        1/12        1/4         1/2          1           3           5          10         4.13
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV       1033.70     1004.30    1012.80     1025.60     1050.70     1166.00        -          -        1235.60
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)        3.37        .43        1.28        2.56        5.07       16.60         -          -         23.56
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
          N/A                     N/A                    N/A                    N/A                     N/A
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                           N/A                                                        N/A
----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------
----------------------------- ----------------------------- ---------------------------- ----------------------------
            N/A                           N/A                           N/A                          N/A
----------------------------- ----------------------------- ---------------------------- ----------------------------








                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                             MONARCH CASH - INVESTOR

Note:  All performance is for the period ended:           8/31/97

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               T = ({{[((ERV/P)-1)(1-S)-S](1-R)-R}+1}1/n)-1

                  where:            T = average annual total return
                                    P = initial payment of $1,000
                                    n = number of years
                                    ERV = ending redeemable value of the initial payment at the end of the period
                                    S = Maximum initial sales charge
                                    R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/ redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        2/3        1/12        1/4         1/2          1           3           5          10         2.21
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV       1032.00     1004.10    1012.20     1024.30     1048.10        -           -          -        1112.40
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)        4.84       4.98        4.94        4.88        4.81         -           -          -          4.93
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where:                     C  =   cumulative   total   return   of  the
                                    investment  over  the  specified  period
                                    T = average  annual total return (see above)
                                    P = initial  payment  of  $1,000
                                    n = number  of years
                                    ERV = ending  redeemable  value of the
                                    initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        2/3        1/12        1/4         1/2          1           3           5          10         2.21
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV       1032.00     1004.10    1012.20     1024.30     1048.10        -           -          -        1112.40
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)        3.20        .41        1.22        2.43        4.81         -           -          -         11.24
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
          N/A                     N/A                    N/A                    N/A                     N/A
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                           N/A                                                        N/A
----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------
----------------------------- ----------------------------- ---------------------------- ----------------------------
            N/A                           N/A                           N/A                          N/A
----------------------------- ----------------------------- ---------------------------- ----------------------------








                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                        MONARCH TREASURY - INSTITUTIONAL

Note:  All performance is for the period ended:           8/31/97

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               T = ({{[((ERV/P)-1)(1-S)-S](1-R)-R}+1}1/n)-1

                  where:            T = average annual total return
                                    P = initial payment of $1,000
                                    n = number of years
                                    ERV = ending redeemable value of the initial payment at the end of the period
                                    S = Maximum initial sales charge
                                    R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/ redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        2/3        1/12        1/4         1/2          1           3           5          10         3.97
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV       1033.10     1004.20    1012.50     1025.10     1049.80     1162.30        -          -        1202.90
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)        5.01       5.12        5.06        5.04        4.98        5.14         -          -          4.56
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where:                     C  =   cumulative   total   return   of  the
                                    investment  over  the  specified  period
                                    T = average  annual total return (see above)
                                    P = initial  payment  of  $1,000
                                    n =  number  of  years
                                    ERV = ending  redeemable  value of the
                                    initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        2/3        1/12        1/4         1/2          1           3           5          10         3.97
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV       1033.10     1004.20    1012.50     1025.10     1049.80     1162.30        -          -        1202.90
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)        3.31        .42        1.25        2.51        4.98       16.23         -          -         20.29
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
          N/A                     N/A                    N/A                    N/A                     N/A
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                           N/A                                                        N/A
----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------
----------------------------- ----------------------------- ---------------------------- ----------------------------
            N/A                           N/A                           N/A                          N/A
----------------------------- ----------------------------- ---------------------------- ----------------------------








                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                           MONARCH TREASURY - INVESTOR

Note:  All performance is for the period ended:           8/31/97

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               T = ({{[((ERV/P)-1)(1-S)-S](1-R)-R}+1}1/n)-1

                  where:            T = average annual total return
                                    P = initial payment of $1,000
                                    n = number of years
                                    ERV = ending redeemable value of the initial payment at the end of the period
                                    S = Maximum  initial sales charge
                                    R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/ redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        2/3        1/12        1/4         1/2          1           3           5          10         1.85
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV       1030.40     1003.90    1011.60     1023.00     1045.80        -           -          -        1087.70
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)        4.60       4.73        4.67        4.62        4.58         -           -          -          4.64
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where:                     C  =   cumulative   total   return   of  the
                                    investment  over  the  specified  period
                                    T = average  annual total return (see above)
                                    P = initial  payment  of  $1,000
                                    n =  number  of years
                                    ERV = ending  redeemable  value of the
                                    initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        2/3        1/12        1/4         1/2          1           3           5          10         1.85
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV       1030.40     1003.90    1011.60     1023.00     1045.80        -           -          -        1087.70
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)        3.04        .39        1.16        2.30        4.58         -           -          -          8.77
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
          N/A                     N/A                    N/A                    N/A                     N/A
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                           N/A                                                        N/A
----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------
----------------------------- ----------------------------- ---------------------------- ----------------------------
            N/A                           N/A                           N/A                          N/A
----------------------------- ----------------------------- ---------------------------- ----------------------------